EX-e.4.
                                                           JACKSON NATIONAL LIFE
                                                            INSURANCE COMPANY(R)
LIFE APPLICATION
                                                    Home Office: 1 Corporate Way
                                                         Lansing, Michigan 48951
                                                                     www.jnl.com
PART I. POLICY INFORMATION
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This is an application for:  __ Primary Insured
                             __ Term Rider (for Spouse or Other Insured)
                             __ Second Insured (for Joint plans)
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PROPOSED INSURED
Complete for all life insurance policies.
A separate application is required for each proposed insured.

Name (first, middle initial, last) ("You") _________________________________
Date of Birth (mm/dd/yyyy) ___________________________
Place of Birth ________________________________
Address (number and street, city, state, ZIP) ______________________________
SSN/TIN (include dashes) ______________________________
Gender
  ___ M
  ___ F
E-Mail Address ___________________________________________
Marital Status
  ___ M     ___ S
  ___ W     ___ D
Phone Numbers (include area code)
  DAY: __________________________
  EVENING: ______________________
Best Time to Call
  ___ Day
  ___ Evening
Employer _________________________________________________________
Occupation _______________________________________________________
Annual Income $_______________________
Net Worth $___________________________
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POLICY OWNER
Complete this section if the Owner is OTHER THAN the Proposed Insured. Complete Form X1006 for multiple Owners

Name (first, middle initial, last) _________________________________________
Date of Birth (mm/dd/yyyy) ______________________________
SSN/TIN (include dashes) ________________________________
Address (number and street, city, state, ZIP) ______________________________
Relationship to the Proposed Insured __________________________________
E-Mail Address ______________________________________
Phone Numbers (include area code)
DAY: _____________________
EVENING: _________________
Best Time to Call
 ___ Day
 ___ Evening
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BENEFICIARY(IES)
Please include additional beneficiaries on a separate page signed and dated by the Owner(s).
P-PRIMARY
C-CONTINGENT
Relationship
 ___ P
 ___ C
Name (first, middle initial, last) ________________________________________
Relationship _________________________________
SSN/TIN (include dashes) __________________________________________________
Date of Birth (mm/dd/yyyy) ______________________________________
% Share ________________

 ___ P
 ___ C
Name (first, middle initial, last) ________________________________________
Relationship _________________________________
SSN/TIN (include dashes) __________________________________________________
Date of Birth (mm/dd/yyyy) ______________________________________
% Share ________________
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PRODUCT, BENEFITS AND RIDERS
Specify the full name of the product.
Complete Form X3250 for CIR/FIR riders.
Also complete Form V3077

PRODUCT
   Plan Name: __________________________________
   Death Benefit: $ ________________________
   Quoted Rate/Class: ______________________
     ___ Date to Save Age

UNIVERSAL LIFE (UL) ONLY (Select one.)      UL ONLY (if applicable)
 ___ Option A (level death benefit)         ___ No Lapse Option
 ___ Option B (increasing death benefit)        through age _____.
       (if available)

UL PLANNED PREMIUM (Select one. Specify amount as needed.)
  ____ Minimum     ____ Guaranteed   ____ Target
  ____ Lump Sum           Amount: $__________________

BENEFITS/RIDERS (if available on plan)
  ___ Other Insured Term Insurance Rider
        Product Name:      ___________________________
        Death Benefit: $   ___________________________
  ___ Term Rider
        Product Name:      ___________________________
        Death Benefit: $   ___________________________
  ___ Children's Insurance Rider (CIR) _____________________ Units
  ___ Family Insurance Rider (FIR) _____________________________ Units
  ___ Accidental Death Benefit $________________________
  ___ Waiver of Premium
  ___ Other:  _________________________________________
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PREMIUM AND PAYMENT INFORMATION

PAYMENT MODE:  ___ Monthly (PAC only)  ___ Quarterly (PAC)  ___ Quarterly (Direct Bill)    ___ Semiannually
               ___ Annually            ___ Automatic Premium Loan (if available)           ___ Other

Payment of premiums on a basis other than annually will result in a higher total annual premium. This does not apply to Universal Life plans.
Universal Life plans.
If PAC is selected, complete the Premium Payment Charge Authorization (PAC), Form X0298. We will draft the initial premium, if instructed to do so, upon receipt of the application. If a policy is approved as applied for or accepted if approved other than applied for, we will draft subsequent payments once the policy is issued.

Is the premium paid by the Proposed Insured or Owner? ___ Yes ___ No If "No", please complete the following:

Payor's Name _______________________________________________________
Address (number and street, city, state, ZIP) ______________________
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INITIAL PREMIUM
MAKE CHECK PAYABLE TO: JACKSON NATIONAL LIFE INSURANCE COMPANY(R)
Total Premium Submitted:  $__________________   Check No.:_____________________

Applied to This Application: $ __________________
Balance (if any) to Be Applied To (Client name):_____________________

List Bill Group Number (if applicable): ______________________
Military/Government Allotment Branch/Number (if applicable): _________________
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X3200 03/03                                                          V3200 10/08

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LIFE INSURANCE HISTORY
Indicate the total amount of business and personal life insurance you currently have IN FORCE with JNL or another company:

Business: $___________________       Personal: $___________________

Indicate the total amount of business and personal life insurance for which you either have an application PENDING, or for which you INTEND TO APPLY with JNL or any other company:

Business: $___________________        Personal: $___________________
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BUSINESS INSURANCE
Complete this section only if the application is for business insurance purposes

TYPE OF BUSINESS (check one):                                        PURPOSE OF THE INSURANCE (check one):
   ___ Sole Proprietorship       ___ Partnership                     ___ Key Person        ___ Buy/Sell
   ___ Corporation                                                   ___ Loan              ___ Other (describe):  _______________
   ___ Other (Describe): __________                                  ___ Employee Benefit

Approx. Business Net Worth: $ _________         Approx. Business Net Annual Income: $ ___________

Proposed Insured's Percentage Ownership: _______%

Amount(s) and Purpose(s) of Other Business Insurance, In Force or Applied For, on the Proposed Insured:

$ ______________ Purpose: ____________________________

$ ______________ Purpose: ____________________________

Is business insurance carried by other owners, officers, partners, or key
persons?   ___ Yes   ___ No    If "Yes", provide the names, titles,
amount carried and/or applied for, purpose and insurance company on a separate sheet and attach to this application.
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AUTHORIZED CALLER(S)
Indicate the name of the person(s) to whom the Company is authorized to release information (other than the Producer/ Representative or Owner).

Name  (first, middle initial, last)___________________________      Name  (first, middle initial, last)___________________________
Relationship ____________________                                   Relationship ____________________
Phone No. (include area code) ________________________              Phone No. (include area code) ________________________

Name  (first, middle initial, last)___________________________      Name  (first, middle initial, last)___________________________
Relationship ____________________                                   Relationship ____________________
Phone No. (include area code) ________________________              Phone No. (include area code) ________________________
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REPLACEMENT

Complete X0512, where required.

Do you have any existing life insurance policies or annuity contracts?   ___ Yes   ___ No
Will this policy replace any existing life insurance or annuity?         ___ Yes   ___ No    If "Yes", please enter:

Company Name: ___________________________________      Policy/Contract No.: ____________________________

Replaced Policy Date (mm/dd/yyyy): _______________    Death Benefit: $_______     IRC 1035 Exchange?   ___ Yes    ___ No
PRODUCER/REPRESENTATIVE: If the Applicant has existing policies or contracts, present and read to the Applicant (where required)
the applicable notice regarding replacement.

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CERTIFICATE IN LIEU OF ILLUSTRATION

                FOR ILLUSTRATED PRODUCTS ONLY (WHERE REQUIRED).

PRODUCER/REPRESENTATIVE (Check all appropriate boxes.)
___ No illustration was shown or given to the Applicant.
___ The policy illustrated was other than applied for.
___ An illustration was electronically displayed, and no paper copy was provided.

APPLICANT (Check the appropriate box.)
___ No illustration conforming to the policy applied for was shown or given to me at the time of application.
___ An electronic illustration was shown, but no paper copy was provided.

FOR ILLUSTRATED POLICIES, AN ILLUSTRATION CONFORMING TO THE POLICY AS ISSUED WILL BE PROVIDED NO LATER THAN THE TIME OF POLICY DELIVERY.

PRODUCER/REPRESENTATIVE REPORT AND STATEMENT REGARDING SALES MATERIALS

PRODUCER/REPRESENTATIVE: Check the applicable statement:
___ I did not use sales material(s) during the presentation of this
    JNL(R) product to the Applicant.
___ I used only JNL-approved sales material(s) during the presentation of this JNL product to the Applicant. In addition, copies of all approved sales material(s) used during the presentation were left with the Applicant.

DID YOU ORDER MEDICAL REQUIREMENTS? ___ YES ___ NO
IF "YES", FROM WHOM? ________________________________________________

I acknowledge and represent: (1) I read each question on the application to the proposed insured, in English or in another language understood by the proposed insured, and accurately recorded his/her responses. (2) I am not aware of any requested information that was not disclosed or was misrepresented on the application. (3) All information provided on this report or in response to Company inquiries about the application, or the proposed insured, is true and correct to the best of my knowledge and belief. (4) I have read the Company's
Position With Respect to the Acceptability of Replacements, and this application, if a replacement, is consistent with that position. (5) I have complied with requirements for disclosures and/or replacements as necessary. (6) To the best of my knowledge and belief the applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate. (If a replacement, please provide a replacement form or other special forms where required by state law.)

Producer/Representative's Signature _______________________________________
Date (mm/dd/yyyy)  _____________________________________________

If more than one producer/representative is to receive compensation on this case, please provide all producer/representative names, JNL producer/ representative numbers and percentages for each (totaling 100%):

Name __________________________________________
JNL Producer/Representative No. _____________________
Percent ____________________

Name __________________________________________
JNL Producer/Representative No. _____________________
Percent ____________________

X3200 03/03                                                          V3200 10/08

PART II. NON-MEDICAL HISTORY

PERSONAL INFORMATION AND HISTORY

The Company may require additional information in the form of questionnaires regarding travel (X1684), drug and alcohol use (X3015), hazardous racing
(X3016),  aviation  (X3018),  hazardous  activities  (X3017),  and  tobacco  use
(X1862A).

1. Do you plan to reside or travel outside of the U.S. or Canada within the next two years? ___ Yes ___ No

   If "Yes", please indicate when _________________, where ____________________, for how long and how often you intend to travel.

2. Are you a citizen of a country other than the U.S.? ___ Yes  ___ No

   If "Yes", indicate country of citizenship ____________________, how long you have lived in the U.S. _________________, your visa type ___________________
   and visa number _________________.

3. Please enter your driver's license number and state of issue:
   DL#: ___________________________ State: _________________

4. Have you in the past ten years:

   a. Been convicted of, or admitted responsibility for, two or more driving offenses, had your driver's license suspended or revoked or been convicted of reckless driving or driving under the influence of any controlled substance or alcohol? ___ Yes ___ No

   b. Engaged in, or do you plan to engage in, motorized racing, hang gliding, ballooning, skydiving, aviation, parachuting, cliff diving, mountain or rock climbing, skin or scuba diving, or bungee jumping? ___ Yes ___ No

   c. Been convicted of a misdemeanor or a felony, or been imprisoned or on probation? ___ Yes ___ No

5. Have you ever used tobacco in any form? If "Yes", enter the month and year of last use:

   What form of tobacco was used?  __ Cigarettes     __ Cigars     __ Smokeless     __ Other (describe): ______________

   What quantity and frequency of use? (For example: "Two packs per day."):  ______________________________

NON-MEDICAL HISTORY DETAILS

For each "Yes" answer, include question number, dates and details.

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================================================================================
I (WE) ACKNOWLEDGE THAT I (WE) HAVE READ AND UNDERSTAND THIS APPLICATION IN ITS ENTIRETY. I (We) represent to the best of my (our) knowledge that all information in this application, and all additions to this application, including but not limited to, examination reports, questionnaires, supplements, and amendments, is true, complete, and correctly recorded. I (We) acknowledge that the Company will rely on this information to determine whether, and on what terms, to issue a policy. I (We) understand that if any information is false, incomplete or incorrectly recorded, any policy issued may be void. I (WE) AGREE THAT INSURANCE COVERAGE UNDER THE POLICY FOR WHICH I (WE) AM (ARE) APPLYING WILL NOT TAKE EFFECT UNTIL THE POLICY ISSUE DATE, AND THEN ONLY IF ALL OF THE INFORMATION PROVIDED IN THE APPLICATION, AND ALL ADDITIONS TO THE APPLICATION AS REFERENCED ABOVE, CONTINUES TO BE TRUE AND COMPLETE AS OF THE ISSUE DATE. COMMENCEMENT OF COVERAGE IS ALSO SUBJECT TO THE FOLLOWING CONDITIONS: (1) IF THE COMPANY DOES NOT RECEIVE THE FIRST FULL MODAL PREMIUM WITHIN 30 DAYS AFTER THE ISSUE DATE, COVERAGE WILL NOT TAKE EFFECT UNTIL THE FULL PREMIUM IS RECEIVED BY THE COMPANY, AND THEN ONLY IF ALL THE INFORMATION PROVIDED IN THE APPLICATION, AND ANY ADDITIONS TO THE APPLICATION AS REFERENCED ABOVE, CONTINUES TO BE TRUE AND COMPLETE AS OF THAT DATE; (2) IF A HEALTH CERTIFICATE IS REQUIRED, COVERAGE WILL NOT TAKE EFFECT UNTIL THE CERTIFICATE HAS BEEN TRUTHFULLY AND ACCURATELY COMPLETED AND SIGNED BY THE INSURED, AND REVIEWED AND APPROVED BY THE COMPANY;
(3) IF THE POLICY DATE IS LATER THAN THE ISSUE DATE, COVERAGE WILL NOT TAKE EFFECT UNTIL THE POLICY DATE, AND THEN ONLY IF ALL THE INFORMATION PROVIDED IN THE APPLICATION, AND ANY ADDITIONS TO THE APPLICATION AS REFERENCED ABOVE, CONTINUES TO BE TRUE AND COMPLETE AS OF THE POLICY DATE.

I (WE) UNDERSTAND THAT IF ANY OF THE INFORMATION PROVIDED IN THE APPLICATION, OR ANY ADDITIONS TO THE APPLICATION, INCLUDING BUT NOT LIMITED TO, EXAMINATION REPORTS, QUESTIONNAIRES, SUPPLEMENTS, AND AMENDMENTS, CHANGES PRIOR TO COVERAGE BECOMING EFFECTIVE AS SET FORTH ABOVE, I (WE) MUST INFORM THE COMPANY IN WRITING, AND NO COVERAGE WILL BE IN EFFECT UNTIL THE COMPANY DETERMINES WHETHER TO PROVIDE COVERAGE AND ON WHAT TERMS.

I (We) understand that no producer/representative is authorized to accept risks or bind coverage, decide insurability, modify the application or the policy, or waive any of the Company's rights or requirements.

I (WE) ACKNOWLEDGE THAT I (WE) HAVE READ AND UNDERSTAND THE NOTICE OF COMPANY INFORMATION PRACTICES IN ITS ENTIRETY. I (WE) AUTHORIZE ANY PHYSICIAN, MEDICAL PRACTITIONER, HOSPITAL OR MEDICALLY RELATED FACILITY, PHARMACY BENEFIT MANAGER, PRESCRIPTION DATABASE, INSURANCE COMPANY, THE MEDICAL INFORMATION BUREAU ("MIB"), CREDIT BUREAU(S), DEPARTMENT OF MOTOR VEHICLES, FRIENDS, NEIGHBORS, EMPLOYERS, OR ANY OTHER INSTITUTION OR PERSON HAVING ANY RECORDS OR KNOWLEDGE OF MY (OUR): MENTAL OR PHYSICAL HEALTH, INCLUDING, BUT NOT LIMITED TO INFORMATION REGARDING MY (OUR) HIV STATUS, AND ALL TEST RECORDS AND RESULTS; OTHER INSURANCE COVERAGE; HAZARDOUS ACTIVITIES; CHARACTER; GENERAL REPUTATION; MODE OF LIVING; FINANCES; OR VOCATION; TO RELEASE SAID INFORMATION TO JACKSON NATIONAL LIFE[GRAPHIC OMITTED] OR ITS REINSURERS IF THEY CHOOSE TO REQUEST SUCH INFORMATION FOR THE PURPOSE OF VERIFYING INFORMATION ON THIS APPLICATION OR TO DETERMINE ELIGIBILITY FOR INSURANCE. I (WE) UNDERSTAND THAT INFORMATION OBTAINED WILL BE RELEASED BY THE COMPANY ONLY TO REINSURERS, THE MIB, PERSONS PERFORMING SERVICES IN CONNECTION WITH MY APPLICATION OR CLAIM, OR AS LAWFULLY REQUIRED.

I (WE) AGREE THAT THIS AUTHORIZATION IS VALID FOR 24 MONTHS, THAT A PHOTOCOPY OF IT IS AS VALID AS THE ORIGINAL AND THAT I (WE) MAY REQUEST A COPY OF THIS AUTHORIZATION. IN THE CASE WHERE THE AUTHORIZATION IS USED IN CONNECTION WITH A CLAIM, THE AUTHORIZATION IS VALID FOR THE DURATION OF THE CLAIM.

Proposed Insured's Signature ______________________________________________
Signed at (city, state) ___________________________________________________
Date Signed (mm/dd/yyyy) ________________________________________
Policy Owner's Signature (if other than the Proposed Insured) _____________ Parent or Guardian's Signature (if applicable) ____________________________ Producer/Representative's Signature _______________________________________
Producer/Representative's Name (please print) _____________________________ Producer/Representative's E-Mail Address __________________________________
JNL Producer/Rep. No. __________________________________________

X3200 03/03                                                          V3200 10/08

PART III. PERSONAL MEDICAL HISTORY
Answer all questions for applications not requiring an examination. TO EXPEDITE UNDERWRITING, WE ENCOURAGE YOU TO ANSWER THESE QUESTIONS EVEN IF AN EXAMINATION WILL BE REQUIRED.
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PRIMARY HEALTH CARE PROVIDER OR PERSONAL PHYSICIAN
Name (If none, check here:__) _____________________________________________
Phone Number (include area code) __________________________________________
Address (office name, number and street, city, state, ZIP) ________________
Date of Last Visit (mm/dd/yyyy) ________________________
Reason for Last Visit __________________________________
Results ________________________________________________
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PERSONAL MEDICAL HISTORY
With the exception of Question 8., these questions do not refer to any condition resulting from AIDS (Acquired Immune Deficiency Syndrome), ARC (AIDS-Related Complex), or an AIDS-related condition.

1. Please enter your height:  ___ ft.  ___ in. and weight:  ___ lbs.

2. Have you ever had a life or disability insurance application rated, postponed, or declined . . . . . . . . . . . . . . . . . . . ___ Yes ____ No

3. Have you ever been treated for, diagnosed with, or had indications of one or more of the following:

   a. Cancer, tumors, diabetes, stroke, blood vessel disorders, high blood pressure, high cholesterol, seizures, mental or psychological disorder, or any disorder of the blood, lymph glands or nodes, immunological disorder, thyroid, kidney, liver, heart, or gastrointestinal, respiratory, or nervous system? . . . . . . . . . . . . . ___ Yes ____ No

   b.  Neuritis, arthritis, or any disease or disorder of the muscles, bones, spine, back, or joints? . . . . . . . . . . . . . ___ Yes ____ No

4. Have you ever been hospitalized or had surgery of any kind? . ___ Yes ____ No

5. Have you in the past 10 years:

   a. Been prescribed medication?   . . . . . . . . . . . . . . ___ Yes ____ No

   b. Been examined or treated by any physician or medical practitioner?
      . . . . . . . . . . . . . . . . . . . ___ Yes ____ No

   c. Used any illegal, restricted, or controlled substance, except as prescribed by a physician?. . . . . . . . . . . . . ___ Yes ____ No

   d. Been counseled or treated for alcohol or controlled substance use?. . . .
      . . . . . . . . . . . . . . . . . . . ___ Yes ____ No

   e. Been advised to have any test, procedure, surgery, or hospitalization that has not been done? . . . . . . . . . . . . . . . . . . . ___ Yes ____ No

6. Has any immediate family member died as a result of, or been diagnosed with, cancer, heart disease, stroke or diabetes prior to age 65? . . . . . . . . . . . . . . . . . ___ Yes ____ No

7. Has any immediate family member been diagnosed with a familial disease or disorders? . . . . . . . . . . . . . . . . . . . ___ Yes ____ No

8. Have you ever tested positive for the Human Immunodeficiency Virus (HIV), also known as the AIDS (Acquired Immune Deficiency Syndrome) virus?
   . . . . . . . . . . . . . . . . . . . ___ Yes ____ No
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PERSONAL MEDICAL HISTORY DETAILS
For each "Yes" answer, include question number, dates, details and results.

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I (We) represent that all information in this application,  and all additions to
this  application,   including,   but  not  limited  to,  examination   reports,
questionnaires, supplements, and amendments, is true, complete, and correctly recorded. I (We) acknowledge that the Company will rely on this information to determine whether, and on what terms, to issue a policy. I (We) understand that if any information is false, incomplete or incorrectly recorded, any policy issued may be void.

I (We) understand that if any of the information provided in the application, or any additions to the application as referenced above, changes prior to coverage becoming effective as set forth in Part II of this application, I (we) must inform the Company in writing, and no coverage will be in effect until the Company determines whether to provide coverage and on what terms.

If this policy is approved and you would like your lab results sent to you, please check here:

Signed at (city, state) __________________________________________
Proposed Insured's Signature _____________________________________
Parent or Guardian's Signature (if applicable) __________________________

Date Signed (mm/dd/yyyy) _________________________________________
Producer/Representative's Signature ______________________________
Producer/Representative's Name (please print) ____________________________ JNL Producer/Rep. No. _____________________________________________

X3200 03/03                                                          X3200 10/08

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
BENEFIT SELECTION/PREMIUM ALLOCATION

Must accompany the application.
Complete for all VUL Insurance Policies.

                                                               [GRAPHIC OMITTED]
                                                           Jackson National Life
                                                            Insurance Company(R)

                                                  Home Office: Lansing, Michigan
                                                                     WWW.JNL.COM

POLICY OWNER AND PROPOSED INSURED

Proposed Insured's Name (first, middle initial, last) __________________________


Date of Birth (mm/dd/yyyy) _______________________________________


SSN (include dashes) _________________________________


Policy Owner's Name, if other than Proposed Insured (first, middle initial, last) ___________________________________________________________________


Date of Birth (mm/dd/yyyy) _______________________________________


SSN/TIN (include dashes) _________________________________

Joint Policy Owner's Name, if other than Proposed Insured (first, middle initial, last) __________________________________________________________


Date of Birth (mm/dd/yyyy) _______________________________________


SSN/TIN (include dashes) _________________________________


PREMIUM ALLOCATION
Please select from the available allocation options by entering whole percentages in the left-hand columns. Subsequent payments will be invested in the selected allocation options unless JNL is otherwise instructed. USE WHOLE PERCENTAGES ONLY.

SOURCE OF MONTHLY DEDUCTIONS
You may indicate the percentages of the monthly deductions to be withdrawn from the Allocation Options listed below by entering whole percentages in the right-hand columns. If you do not enter percentages, monthly deductions will be subtracted from all funds in proportion to their current Policy Allocation values.

                                                    SOURCE OF
   PREMIUM                                           MONTHLY
 ALLOCATION                                        DEDUCTIONS
                         JNL/AIM FUNDS
 Large Cap Growth                                   ________
 Premier Equity II                                  ________
 Small Cap Growth                                   ________

                       JNL/CURIAN FUNDS
 Enhanced S&P 500(R) Stock Index                    ________
 S&P 400 Mid Cap Index                              ________
 S&P 500 Index                                      ________
 Small Cap Index                                    ________
 Dow(SM) Target 5                                   ________
 Dow Target 10                                      ________
 S&P(R) Target 10                                   ________
 Target 25                                          ________
 Target Small-Cap                                   ________
 Global Target 15                                   ________
 Communications Sector                              ________
 Energy Sector                                      ________
 Financials Sector                                  ________
 Leading Brands Sector                              ________
 Pharmaceutical/Healthcare Sector                   ________
 Technology Sector                                  ________

                        JNL/EAGLE FUNDS
 Core Equity                                        ________
 SmallCap Equity                                    ________

                        JNL/JANUS FUNDS
 Aggressive Growth                                  ________
 Balanced                                           ________
 Capital Growth                                     ________

                       JNL/LAZARD FUNDS
 Mid Cap Value                                      ________
 Small Cap Value                                    ________

                                                    SOURCE OF
   PREMIUM                                           MONTHLY
 ALLOCATION                                        DEDUCTIONS

              JNL/MELLON CAPITAL MANAGEMENT FUNDS
 Bond Index                                         ________
 International                                      ________

                     JNL/OPPENHEIMER FUNDS
 Global Growth                                      ________
 Growth                                             ________

                     JNL/PPM AMERICA FUNDS
 Balanced                                           ________
 High Yield Bond                                    ________
 Money Market                                       ________
 Value                                              ________

                       JNL/PUTNAM FUNDS
 Equity                                             ________
 International Equity                               ________
 Midcap Growth                                      ________
 Value Equity                                       ________

                  JNL/SALOMON BROTHERS FUNDS
 Global Bond                                        ________
 U.S. Government & Quality Bond                     ________

                    JNL/T. ROWE PRICE FUNDS
 Established Growth                                 ________
 Mid-Cap Growth                                     ________
 Value                                              ________

                          OTHER FUNDS
 JNL/Alger Growth                                   ________
 JNL/Alliance Capital Growth                        ________
 JNL/JPMorgan International Value                   ________
 JNL/PIMCO Total Return Bond                        ________

                     FIXED ACCOUNT OPTION
 1-Year                                             ________


                            TOTALS                  ________
 (Must equal 100%.)
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                PLEASE COMPLETE AND SIGN THE BACK OF THIS FORM.
V3077                                                                V3077 01/04

BENEFITS AND RIDERS

BENEFITS/RIDERS (if available)
   ___ Scheduled Term Insurance Rider(1):
       Initial Target Death Benefit: $____________
   ___ Guaranteed Minimum Death Benefit

WAIVER OPTIONS (Select only one)
   ___ Waiver of Specified Premium
       Amount to be waived monthly: $____________
   ___ Waiver of Monthly Deductions

DEATH BENEFIT OPTIONS (Select only one)
   ___ Death Benefit Option A
   ___ Death Benefit Option B(2)
   ___ Death Benefit Option C(2)

(1) Representative: Please submit an illustration.

(2) Not  available in  combination  wiith the  Guaranteed  Minimum Death Benefit
Rider.
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TRANSFER  INSTRUCTIONS Complete this section if you are transferring assets from another policy or contract.

APPROXIMATE AMOUNT OF TRANSFER: $________________

TRANSFER TYPE (Only non-qualified funds can be accepted)
    ___ NON-QUALIFIED FUNDS
    ___ LIFE INSURANCE POLICY, 1035 EXCHANGE
           ___ This Policy is a Modified Endowment Contract (MEC).
           ___ An existing loan with approximate value of $_________ is being transferred. (This amount will be allocated to the loan account as collateral for the loan.)
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TELEPHONE/ELECTRONIC AUTHORIZATION

I (We) authorize Jackson National Life(R)(JNL) to accept fund transfers, allocation changes, and loan requests via telephone, Internet, or other electronic medium from me (us) and my (our) Representative (subject to JNL's then-current administrative procedures). JNL has procedures designed to provide reasonable assurances that telephone/electronic authorizations are genuine. If JNL fails to employ such procedures, it may be held liable for losses resulting from a failure to use such procedures. I (We) agree that JNL, its affiliates and subsidiaries shall not be liable for losses incurred in connection with telephone/electronic instructions received, and acted on in good faith, notwithstanding subsequent allegations of error or mistake in connection with any such transaction instruction.

DO YOU AUTHORIZE THESE TYPES OF TRANSFERS? ___ YES ___ NO (If no election is made, JNL will default to "No" for residents of North Dakota and North Carolina, or to "Yes" for residents of all other states.)
--------------------------------------------------------------------------------

SUITABILITY
To be completed by the Policy Owner.

1. Do you believe that the Policy applied for will meet your insurance and financial objectives?...................................... ___Yes ___ No
2. Do you understand that the death benefit, policy value, and surrender value may increase or decrease depending on the experience of the Fixed Account and
   Investment Divisions?...................................... ___Yes ___ No
3. Do you understand that the initial premium will be allocated to a Fixed Account upon issue of the Policy until the Allocation Date? ___Yes ___ No
4. Did you receive a copy of the prospectus?.................. ___Yes ___ No
5. Do you understand that the Policy applied for may lapse if the surrender value of the Policy becomes insufficient to cover the Policy's monthly deductions?................................................ ___Yes ___ No
6. Do you understand that any personalized illustrations received are based on a hypothetical rate of return assumption that may not be indicative of actual future investment experience of the Investment Division(s) or actual interest credited to the Fixed Account?............................. ___Yes ___ No
                      Date of the prospectus (mm/dd/yyyy): ___________

  THE DEATH BENEFIT PROCEEDS AND AMOUNTS IN THE INVESTMENT DIVISION(S) ARE NOT GUARANTEED AND MAY INCREASE OR DECREASE BASED UPON THE INVESTMENT EXPERIENCE
                         OF THE INVESTMENT DIVISION(S).
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PREMIUM RECEIVED IN EXCESS OF THE GUIDELINE PREMIUM

For Premiums received within 15 days prior to a Policy Anniversary you authorize Jackson National Life(R) to hold any Premium in excess of the Modified
Endowment Contract or Guideline Premium limits to be applied in the next Policy Year. No interest will be paid on funds held for this reason. Please see the Premium Limits section of your prospectus for information on the limits.

Premiums received within 15 days prior to a Policy Anniversary will be considered Premium for the next Policy Year for Sales Charges.

SIGNATURES
Policy Owner's Signature __________________________________________
Date Signed (mm/dd/yyy) ___________________________________________

Joint Policy Owner's Signature (if applicable) __________________________ Date Signed (mm/dd/yyy) ________________________________

Representative's Signature ______________________________________________
Date Signed (mm/dd/yyy) ________________________________


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